UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 26, 2012 (November 20, 2012)

AFFINION GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-173105	16-1732155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 20, 2012, Affinion Group, Inc. (“Affinion”) and Affinion Group Holdings, Inc. (“Affinion Holdings” and together with Affinion, the “Company”) received the requisite consents for and entered into a first amendment (the “First Amendment”) with Bank of America, N.A. (“BofA”), as administrative agent and lender, Deutsche Bank Securities Inc., as amendment arranger, Deutsche Bank Trust Company Americas (“DBTCA”) and the lenders party thereto, to the Amended and Restated Credit Agreement, dated as of April 9, 2010 (as amended, modified or supplemented from time to time, the “Credit Agreement”), among Affinion, as borrower, Affinion Holdings, the lenders party thereto, BofA, as administrative agent and collateral agent, Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, as joint lead arrangers, Credit Suisse Securities (USA) LLC, as syndication agent, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as documentation agents, and Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as joint bookrunners. The First Amendment, among other things:

•	Increases the interest rate margin on LIBOR loans from 3.50% to 5.00% and the interest rate margin on base rate loans from 2.50% to 4.00%;

•

Provides for a 1% premium with respect to certain prepayments and repricing transactions with respect to the term loans until and through the first anniversary of the effectiveness of the First Amendment;

•

Replaces the financial covenant requiring Affinion to maintain a maximum consolidated leverage ratio with a financial covenant requiring Affinion to maintain a maximum senior secured leverage ratio; and

•	Adjusts the ratios under the financial covenant requiring Affinion to maintain a minimum interest coverage ratio.

Affinion believes that by entering into the First Amendment and easing its future compliance requirements under the senior secured leverage ratio and interest coverage ratio that Affinion will have increased ability to invest in its business.

In addition, the First Amendment provides that DBTCA will be appointed as the successor administrative agent, issuing bank and swingline lender under the Credit Agreement, as amended by the First Amendment, upon entry into an agency resignation and assignment agreement among DBTCA, BofA, Affinion and the other Loan Parties (as defined in the Credit Agreement).

The First Amendment became effective upon the satisfaction of the conditions precedent set forth therein, including the payment by Affinion of the consent fee equal to 0.50% of the sum of (i) the aggregate principal amount of all term loans and (ii) the revolving loan commitments in effect, in each case, held by each lender that entered into the First Amendment on the date of effectiveness of the First Amendment.

The descriptions of the provisions of the First Amendment are qualified in their entirety by reference to the full and complete terms of the First Amendment, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

10.1	Form of Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of November 20, 2012, among Affinion Group Holdings, Inc., Affinion Group, Inc., the Lenders listed on the signature pages thereto, the various agents party thereto, Bank of America, N.A., as administrative agent and lender, Deutsche Bank Securities Inc., as amendment arranger, and Deutsche Bank Trust Company Americas.

Forward-Looking Statements

This Current Report contains “forward-looking” statements as defined by the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (the “SEC”) in its rules, regulations and releases. These statements may include, but are not limited to, discussions regarding industry outlook, Affinion’s and Affinion Holdings’, expectations regarding the performance of their business, their liquidity and capital resources, their future compliance with the covenants under the Credit Agreement, as amended by the First Amendment, and the other non-historical statements. These statements can be identified by the use of words such as “believes” “anticipates,” “expects,” “intends,” “plans,”

“continues,” “estimates,” “predicts,” “projects,” “forecasts” and similar expressions. All forward-looking statements are based on management’s current expectations and beliefs only as of the date of this Current Report and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, risks related to general economic and business conditions and international and geopolitical events, a downturn in the credit card industry or changes in the techniques of credit card issuers, industry trends, foreign currency exchange rates, the effects of a decline in travel on the Company’s travel fulfillment business, termination or expiration of one or more agreements with its marketing partners or a reduction of the marketing of its services by one or more of its marketing partners, the Company’s substantial leverage, restrictions contained in its debt agreements, its inability to compete effectively, and other risks identified and discussed from time to time in reports filed by the Company with the SEC, including Affinion’s most recent Annual Report on Form 10-K for the year ended December 31, 2011, and Affinion Holdings’ most recent Annual Report on Form 10-K for the year ended December 31, 2011. Readers are strongly encouraged to review carefully the full cautionary statements described in these reports. Except as required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this press release, or to reflect the occurrence of unanticipated events or circumstances.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP HOLDINGS, INC.

Date: November 26, 2012	By:	/s/ Sloane Levy
Name: Sloane Levy
Title: Executive Vice President and General Counsel

AFFINION GROUP, INC.

Date: November 26, 2012	By:	/s/ Sloane Levy
Name: Sloane Levy
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Exhibit

10.1	Form of Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of November 20, 2012, among Affinion Group Holdings, Inc., Affinion Group, Inc., the Lenders listed on the signature pages thereto, the various agents party thereto, Bank of America, N.A., as administrative agent and lender, Deutsche Bank Securities Inc., as amendment arranger, and Deutsche Bank Trust Company Americas.